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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                              January 27, 2005
                                                       -------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-10786                 13-3032158
------------------------------          ------------         -------------------
       (State or other                  (Commission             (IRS Employer
jurisdiction of incorporation)          File Number)         Identification No.)


702 Spirit 40 Park Drive, Chesterfield, Missouri                    63005
------------------------------------------------                  ----------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code                                               (636) 530-8000
                                                                  --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

         On January 27, 2005, Insituform Technologies, Inc. (the "Company") issued a press release announcing that it will report its fourth quarter and year-end financial results by March 16, 2005, within the required time for filing its Annual Report on Form 10-K for the year ended December 31, 2004. The press release stated that the Company presently expects a fourth quarter loss of $4.5 million, which amount primarily reflects losses in its tunneling segment and is subject to the completion of the Company's ongoing assessment of the financial results of this segment. In addition, the press release announced that effective immediately and for the foreseeable future, Thomas W. Vaughn, the Company's Senior Vice President and Chief Operating Officer, will relocate to the headquarters of its tunneling operation and will be directly responsible for all aspects of the tunneling operation. A copy of the press release is furnished herewith as Exhibit 99.

         The information in this Current Report on Form 8-K, including Exhibit 99, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 7.01. Regulation FD Disclosure.

         On January 27, 2005, the Company issued a press release announcing that it will report its fourth quarter and year-end financial results by March 16, 2005, within the required time for filing its Annual Report on Form 10-K for the year ended December 31, 2004. The press release stated that the Company presently expects a fourth quarter loss of $4.5 million, which amount primarily reflects losses in its tunneling segment and is subject to the completion of the Company's ongoing assessment of the financial results of this segment. In addition, the press release announced that effective immediately and for the foreseeable future, Thomas W. Vaughn, the Company's Senior Vice President and Chief Operating Officer, will relocate to the headquarters of its tunneling operation and will be directly responsible for all aspects of the tunneling operation. A copy of the press release is furnished herewith as Exhibit 99.

         The information in this Current Report on Form 8-K, including Exhibit 99, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits.
           --------

           See the Index to Exhibits attached hereto.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INSITUFORM TECHNOLOGIES, INC.


                                         By: /s/ Christian G. Farman
                                            ------------------------------------
                                            Christian G. Farman
                                            Senior Vice President and Chief
                                            Financial Officer

Date: January 28, 2005


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                                INDEX TO EXHIBITS

Exhibit     Description
-------     -----------

 99         Press Release of Insituform Technologies, Inc., dated January 27,
            2005.